UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2013

VERIFONE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32465

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

04-3692546
(IRS Employer Identification No.)

2099 Gateway Place, Suite 600
San Jose, CA 95110
(Address of principal executive offices, including zip code)

408-232-7800
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On March 5, 2013, VeriFone Systems, Inc. (the "Company") announced its financial results for the fiscal quarter ended January 31, 2013. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

During the Company's conference call and webcast to report these financial results on March 5, 2013, the Company will present certain supplemental financial information regarding its financial results for the fiscal quarter ended January 31, 2013. A copy of this supplemental financial information is attached hereto as Exhibit 99.2 and is incorporated herein by reference. This information is also available on the Company's investor relations website at http://ir.verifone.com.

The information in this Form 8-K provided under Item 2.02 and Exhibits 99.1 and 99.2 attached hereto are furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 7.01. Regulation FD Disclosure

Mr. Doug Bergeron, Chief Executive Officer of the Company, will present at the Barclays 2013 Emerging Payments Forum on March 19, 2013 in New York, New York.

Live audio webcasts of the above presentation will be accessible through the Company's website at http://ir.verifone.com and will be available for seven days after the event.

The information in this Form 8-K provided under Item 7.01 is furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

99.1 Press release, dated March 5, 2013, titled "VeriFone Reports Results for the First Quarter of Fiscal 2013"

99.2 Financial Results for the Quarter Ended January 31, 2013 – Supplemental Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFONE SYSTEMS, INC.

Date: March 5, 2013	By: /s/ Albert Liu Name: Albert Liu Title: Executive Vice President, Corporate Development and General Counsel

EXHIBIT INDEX

Exhibit No.    Description

Ex-99.1	Press release, dated March 5, 2013, titled "VeriFone Reports Results for the First Quarter of Fiscal 2013"

Ex-99.2	Financial Results for the Quarter Ended January 31, 2013 – Supplemental Financial Information